UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

July 20, 2009
Date of Report (date of Earliest Event Reported)

EnterConnect, Inc.
(Exact Name of Registrant as Specified in its Charter)

NEVADA	333-145487	20-8002991
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Century Center Court
Suite 650
San Jose, California
 (Address of principal executive offices and zip code)

(408) 441-9500
 (Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed from last report)
[Missing Graphic Reference]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[Missing Graphic Reference]
ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

On September 8, 2009, EnterConnect, Inc. (the “Company”) filed a Form 8-K regarding the change in the Company’s directors and officers. At that time, the Company had appointed Mr. Pat Brassill as its Chief Executive Officer, Secretary and Treasurer. The Form 8-K however erroneously stated that Mr. Brassill was also elected as a member of the Company’s Board of Directors.

This Amendment No. 1 to this Form 8-K is being filed to correct this error and clearly state that Mr. Brassill was appointed only in the aforementioned executive officer positions but was never elected to the Company’s Board of Directors. All other statements made in the Form 8-K are not amended or modified by this Amendment.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERCONNECT, INC.

Date: June 29, 2010                                                               By:           /s/ Pat Brassill
Name:                      PAT BRASSILL
Title:           Chief Executive Officer